UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03691

LORD ABBETT MID cap stock FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2020

Item 1: Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Mid Cap Stock Fund

For the fiscal year ended December 31, 2020

Table of Contents

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

9	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Supplemental Information to Shareholders

Lord Abbett Mid Cap Stock Fund
Annual Report

For the fiscal year ended December 31, 2020

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Mid Cap Stock Fund for the fiscal year ended December 31, 2020. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President, and Chief Executive Officer

For the fiscal year ended December 31, 2020, the Fund returned 2.73%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index1, which returned 4.96% over the same period.

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500 Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions and further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Specifically, Former U.S. Vice President Biden defeated U.S. President Trump in the U.S. Presidential election, while the Republican Party narrowed the Democratic majority in the House. Soon after, Pfizer/BioNTech, Moderna, and AstraZeneca each announced a COVID-19 vaccine with at least a 90% efficacy rate. In December, as expected, the Food and Drug Administration (FDA) granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” Additionally, Congress passed a fifth COVID-19 relief package, worth roughly

$900 billion, with approximately $325 billion in small business relief.

Over the period, the Fund’s position in Universal Health Services, Inc., a healthcare management company, was the largest detractor from relative performance. Shares came under significant pressure in April after the company missed earnings estimates, which was attributed to the significant slowdown in March in patient volumes in both the Acute Care and Behavioral Health units. Additionally, the stock fell in September as concerns increased over rising COVID-19 cases. The Fund’s position in FirstEnergy Corp., an energy management company, also detracted from relative performance. Shares fell after the Ohio House Speaker was arrested in connection with a bribery investigation related to the passage of a bill that provided subsidies to struggling nuclear power plants. This bill helped FirstEnergy’s former subsidiary emerge from bankruptcy separate from the company and thus allowing FirstEnergy to be a clean, fully regulated utility. The Fund’s position in Avnet Inc. also detracted from relative performance. Throughout the year, the electronic components distributor continued to face significant headwinds relating to the COVID-19 pandemic, causing sales to decline 11% year-over-year. Specifically, within the electronic components segment, which makes up 93% of Avnet’s total sales, revenue was down 11% year-over-year due to sluggish semiconductor sales. The stock experienced further pressure when the revenue forecast provided by management for the third quarter was lower than other semiconductor suppliers’ forecasts.

The Fund’s holding in Discover Financial Services, a direct banking and payment services company, was the largest contributor to relative performance over the period. Shares of Discover rose as credit and spending trends improved quicker-than-expected during the second quarter, aided by the government stimulus package and enhanced unemployment benefits. The Fund’s position in Teradyne, Inc., a developer of self-automatic test systems, also contributed to relative performance. The stock of Teradyne rose significantly after reporting second quarter earnings in which revenue and earnings per share were significantly above consensus estimates. This was mainly attributed to the strong demand for mobile-related test capacity and the successful navigation of supply constraints. The Fund’s holding in eBay Inc., also contributed to relative performance. Shares rose in the beginning of the summer after the company reported that business was improving significantly better-than-expected. This included larger volume growth, accelerated active buyers and increased number of sellers.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1     The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

2     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included.

The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2020. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended December 31, 2020

	1 Year		5 Years	10 Years	Life of Class
Class A3	(3.16%	)	4.89%	6.95%	–
Class C4	0.94%		5.34%	6.82%	–
Class F5	2.86%		6.30%	7.79%	–
Class F3[6]	3.11%		–	–	3.67%
Class I5	3.00%		6.41%	7.89%	–
Class P5	2.51%		5.92%	7.46%	–
Class R2[5]	2.37%		5.76%	7.24%	–
Class R3[5]	2.46%		5.89%	7.37%	–
Class R4[7]	2.71%		6.14%	–	4.46%
Class R5[7]	3.00%		6.40%	–	4.72%
Class R6[7]	3.11%		6.51%	–	4.83%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2020, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/20 – 12/31/20” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/20	12/31/20	7/1/20 - 12/31/20
Class A
Actual	$1,000.00	$1,228.40	$5.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.13
Class C
Actual	$1,000.00	$1,223.70	$9.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.24	$8.97
Class F
Actual	$1,000.00	$1,229.50	$4.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.42
Class F3
Actual	$1,000.00	$1,230.90	$3.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.77	$3.40
Class I
Actual	$1,000.00	$1,230.10	$4.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.91
Class P
Actual	$1,000.00	$1,227.30	$6.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.19
Class R2
Actual	$1,000.00	$1,226.20	$7.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.90
Class R3
Actual	$1,000.00	$1,226.90	$7.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.44
Class R4
Actual	$1,000.00	$1,228.40	$5.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.18
Class R5
Actual	$1,000.00	$1,230.20	$4.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.91
Class R6
Actual	$1,000.00	$1,231.00	$3.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.77	$3.40

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.01% for Class A, 1.77% for Class C, 0.87% for Class F, 0.67% for Class F3, 0.77% for Class I, 1.22% for Class P, 1.36% for Class R2, 1.27% for Class R3, 1.02% for Class R4, 0.77% for Class R5 and 0.67% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2020

Sector*	%**
Communication Services	2.98%
Consumer Discretionary	13.07%
Consumer Staples	4.24%
Energy	4.04%
Financials	17.39%
Health Care	8.15%
Industrials	16.16%
Information Technology	10.71%
Materials	7.30%
Real Estate	8.66%
Utilities	6.84%
Repurchase Agreement	0.46%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2020

Investments	Shares		Fair Value (000)
COMMON STOCKS 99.55%

Aerospace & Defense 1.55%
Hexcel Corp.		420,946	$20,412

Airlines 1.23%
Delta Air Lines, Inc.		401,580	16,148

Auto Components 1.77%
Lear Corp.		146,850	23,354

Automobiles 1.46%
Harley-Davidson, Inc.		524,180	19,237

Banks 6.31%
CIT Group, Inc.		638,514	22,923
Citizens Financial Group, Inc.		582,810	20,841
East West Bancorp, Inc.		439,560	22,290
SVB Financial Group*		43,829	16,998
Total			83,052

Beverages 1.22%
Carlsberg A/S Class B(a)	DKK	99,760	15,993

Biotechnology 0.53%
Exelixis, Inc.*		344,510	6,914

Building Products 3.15%
A.O. Smith Corp.		341,394	18,715
Masco Corp.		412,563	22,662
Total			41,377

Capital Markets 3.09%
Ameriprise Financial, Inc.		125,626	24,413
KKR & Co., Inc. Class A		400,400	16,212
Total			40,625

Chemicals 4.22%
Axalta Coating Systems Ltd.*		552,131	15,763
Corteva, Inc.		500,006	19,360
Valvoline, Inc.		879,890	20,361
Total			55,484
Investments	Shares	Fair Value (000)
Communications Equipment 1.30%
F5 Networks, Inc.*	97,416	$17,139

Construction & Engineering 1.57%
EMCOR Group, Inc.	226,533	20,719

Consumer Finance 2.15%
Discover Financial Services	312,640	28,303

Containers & Packaging 1.53%
Avery Dennison Corp.	129,510	20,088

Electric: Utilities 4.92%
Edison International	309,484	19,442
Entergy Corp.	183,963	18,367
NRG Energy, Inc.	289,230	10,861
Pinnacle West Capital Corp.	201,153	16,082
Total		64,752

Electrical Equipment 4.10%
Acuity Brands, Inc.	147,509	17,862
Hubbell, Inc.	119,463	18,730
Rockwell Automation, Inc.	69,367	17,398
Total		53,990

Electronic Equipment, Instruments & Components 1.39%
Avnet, Inc.	522,506	18,345

Energy Equipment & Services 0.63%
NOV, Inc.	601,610	8,260

Equity Real Estate Investment Trusts 8.66%
Alexandria Real Estate Equities, Inc.	111,148	19,809
Camden Property Trust	179,718	17,957
CoreSite Realty Corp.	77,850	9,753
Duke Realty Corp.	381,601	15,253
Healthcare Trust of America, Inc. Class A	450,669	12,411
Highwoods Properties, Inc.	365,300	14,477
Host Hotels & Resorts, Inc.	664,200	9,717
Weingarten Realty Investors	668,804	14,493
Total		113,870

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2020

Investments	Shares	Fair Value (000)
Food Products 1.02%
J.M. Smucker Co. (The)	115,804	$13,387

Health Care Equipment & Supplies 3.02%
Alcon, Inc. (Switzerland)*(b)	284,147	18,748
NuVasive, Inc.*	131,116	7,386
Zimmer Biomet Holdings, Inc.	88,340	13,612
Total		39,746

Health Care Providers & Services 2.99%
AmerisourceBergen Corp.	99,350	9,712
Molina Healthcare, Inc.*	64,000	13,612
Quest Diagnostics, Inc.	133,850	15,951
Total		39,275

Hotels, Restaurants & Leisure 2.89%
Caesars Entertainment, Inc.*	242,678	18,024
Choice Hotels International, Inc.	121,860	13,006
Domino’s Pizza, Inc.	18,221	6,987
Total		38,017

Household Durables 1.58%
Leggett & Platt, Inc.	469,948	20,819

Household Products 2.01%
Reynolds Consumer Products, Inc.	392,710	11,797
Spectrum Brands Holdings, Inc.	185,710	14,667
Total		26,464

Information Technology Services 2.00%
Euronet Worldwide, Inc.*	181,420	26,291

Insurance 5.84%
Everest Re Group Ltd.	80,100	18,751
Fidelity National Financial, Inc.	503,295	19,674
Globe Life, Inc.	170,940	16,232
Hartford Financial Services Group, Inc. (The)	451,242	22,102
Total		76,759
		Fair
		Value
Investments	Shares	(000)
Internet & Direct Marketing Retail 1.23%
eBay, Inc.	322,289	$16,195

Leisure Products 1.44%
Brunswick Corp.	248,138	18,918

Life Sciences Tools & Services 1.62%
Waters Corp.*	85,910	21,256

Machinery 3.05%
Cummins, Inc.	93,555	21,246
Westinghouse Air Brake Technologies Corp.	257,264	18,832
Total		40,078

Media 2.98%
Fox Corp. Class A	499,740	14,552
Nexstar Media Group, Inc. Class A	78,058	8,523
Omnicom Group, Inc.	257,620	16,068
Total		39,143

Metals & Mining 1.55%
Lundin Mining Corp.(a)	CAD 2,297,613	20,397

Multi-Utilities 1.26%
CMS Energy Corp.	271,176	16,545

Oil, Gas & Consumable Fuels 3.41%
Cabot Oil & Gas Corp.	533,110	8,679
Marathon Petroleum Corp.	245,706	10,163
ONEOK, Inc.	285,025	10,939
Parsley Energy, Inc. Class A	1,061,487	15,073
Total		44,854

Road & Rail 1.51%
Kansas City Southern	33,680	6,875
Landstar System, Inc.	96,605	13,009
Total		19,884

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2020

Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 1.74%
Teradyne, Inc.	191,257	$22,930

Software 2.94%
Fair Isaac Corp.*	38,170	19,506
Synopsys, Inc.*	73,818	19,137
Total		38,643

Specialty Retail 2.69%
Ross Stores, Inc.	168,357	20,676
Williams-Sonoma, Inc.	144,950	14,762
Total		35,438

Technology Hardware, Storage & Peripherals 1.34%
NetApp, Inc.	265,325	17,575

Water Utilities 0.66%
American Water Works Co., Inc.	56,460	8,665
Total Common Stocks (cost $1,126,281,236)		1,309,341
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.46%

Repurchase Agreement
Repurchase Agreement dated 12/31/2020, 0.00% due 1/4/2021 with Fixed Income Clearing Corp. collateralized by $6,161,900 of U.S. Treasury Note at 0.125% due 12/31/2022; value: $6,161,900; proceeds: $6,041,013 (cost $6,041,013)	$6,041	$6,041
Total Investments in Securities 100.01% (cost $1,132,322,249)		1,315,382
Liabilities in Excess of Other Assets (0.01)%		(99)
Net Assets 100.00%		$1,315,283

CAD	Canadian dollar.
DKK	Danish Krone.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks
Beverages	$–	$15,993	$–	$15,993
Remaining Industries	1,293,348	–	–	1,293,348
Short-Term Investment
Repurchase Agreement	–	6,041	–	6,041
Total	$1,293,348	$22,034	$–	$1,315,382

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the fund has a significant amount of Level 3 investments in relation to the Fund’s net assets.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments in securities, at fair value (cost $1,132,322,249)	$1,315,381,890
Receivables:
Investment securities sold	2,014,139
Dividends	1,156,743
Capital shares sold	408,518
Prepaid expenses and other assets	21,803
Total assets	1,318,983,093
LIABILITIES:
Payables:
Capital shares reacquired	1,161,988
12b-1 distribution plan	853,009
Directors’ fees	644,675
Management fee	631,374
Fund administration	44,073
Accrued expenses	365,161
Total liabilities	3,700,280
Commitments and contingent liabilities
NET ASSETS	$1,315,282,813
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,207,216,576
Total distributable earnings (loss)	108,066,237
Net Assets	$1,315,282,813

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2020

Net assets by class:
Class A Shares	$851,885,509
Class C Shares	$33,468,876
Class F Shares	$120,941,809
Class F3 Shares	$21,164,823
Class I Shares	$196,164,459
Class P Shares	$31,574,904
Class R2 Shares	$1,790,922
Class R3 Shares	$20,617,585
Class R4 Shares	$17,417,073
Class R5 Shares	$3,653,544
Class R6 Shares	$16,603,309
Outstanding shares by class:
Class A Shares (1.18 billion shares of common stock authorized, $.001 par value)	29,352,999
Class C Shares (200 million shares of common stock authorized, $.001 par value)	1,245,231
Class F Shares (472.5 million shares of common stock authorized, $.001 par value)	4,204,617
Class F3 Shares (472.5 million shares of common stock authorized, $.001 par value)	731,894
Class I Shares (472.5 million shares of common stock authorized, $.001 par value)	6,821,048
Class P Shares (200 million shares of common stock authorized, $.001 par value)	1,124,854
Class R2 Shares (200 million shares of common stock authorized, $.001 par value)	62,658
Class R3 Shares (381.6 million shares of common stock authorized, $.001 par value)	717,308
Class R4 Shares (381.6 million shares of common stock authorized, $.001 par value)	602,222
Class R5 Shares (381.6 million shares of common stock authorized, $.001 par value)	127,086
Class R6 Shares (381.6 million shares of common stock authorized, $.001 par value)	574,316
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$29.02
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$30.79
Class C Shares-Net asset value	$26.88
Class F Shares-Net asset value	$28.76
Class F3 Shares-Net asset value	$28.92
Class I Shares-Net asset value	$28.76
Class P Shares-Net asset value	$28.07
Class R2 Shares-Net asset value	$28.58
Class R3 Shares-Net asset value	$28.74
Class R4 Shares-Net asset value	$28.92
Class R5 Shares-Net asset value	$28.75
Class R6 Shares-Net asset value	$28.91

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $114,235)	$28,182,566
Securities lending net income	102
Interest and other	8,261
Total investment income	28,190,929
Expenses:
Management fee	7,152,670
12b-1 distribution plan-Class A	1,952,359
12b-1 distribution plan-Class C	376,872
12b-1 distribution plan-Class F	113,290
12b-1 distribution plan-Class P	139,739
12b-1 distribution plan-Class R2	10,628
12b-1 distribution plan-Class R3	100,141
12b-1 distribution plan-Class R4	38,875
Shareholder servicing	1,329,203
Fund administration	496,214
Reports to shareholders	158,955
Registration	150,669
Professional	54,769
Directors’ fees	46,499
Custody	41,298
Other	129,672
Gross expenses	12,291,853
Expense reductions (See Note 8)	(8,307)
Fees waived and expenses reimbursed (See Note 3)	(41,298)
Net expenses	12,242,248
Net investment income	15,948,681
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(47,999,904)
Net realized gain (loss) on foreign currency related transactions	3,113
Net change in unrealized appreciation/depreciation on investments	26,081,618
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	5,550
Net realized and unrealized gain (loss)	(21,909,623)
Net Decrease in Net Assets Resulting From Operations	$(5,960,942)

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations:
Net investment income	$15,948,681	$20,494,315
Net realized gain (loss) on investments and foreign currency related transactions	(47,996,791)	63,418,080
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	26,087,168	229,777,226
Net increase (decrease) in net assets resulting from operations	(5,960,942)	313,689,621
Distributions to shareholders:
Class A	(10,120,748)	(30,486,342)
Class C	(140,739)	(1,477,383)
Class F	(1,611,009)	(4,846,408)
Class F3	(305,170)	(803,694)
Class I	(2,782,650)	(13,985,736)
Class P	(328,560)	(1,198,874)
Class R2	(15,493)	(59,699)
Class R3	(194,608)	(750,772)
Class R4	(206,341)	(565,397)
Class R5	(51,032)	(132,960)
Class R6	(238,884)	(826,820)
Total distributions to shareholders	(15,995,234)	(55,134,085)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	68,211,907	86,792,867
Net proceeds from reorganizations (See Note 15)	–	646,764,945
Reinvestment of distributions	14,533,670	50,479,551
Cost of shares reacquired	(470,424,712)	(689,172,319)
Net increase (decrease) in net assets resulting from capital share transactions	(387,679,135)	94,865,044
Net increase (decrease) in net assets	(409,635,311)	353,420,580
NET ASSETS:
Beginning of year	$1,724,918,124	$1,371,497,544
End of year	$1,315,282,813	$1,724,918,124

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)(b)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
Class A
12/31/2020	$28.59	$0.32	$0.46	$0.78	$(0.35)	$–	$(0.35)
12/31/2019	24.01	0.30	5.19	5.49	(0.25)	(0.66)	(0.91)
12/31/2018	29.90	0.25	(4.56)	(4.31)	(0.26)	(1.32)	(1.58)
12/31/2017	28.69	0.23	1.78	2.01	(0.27)	(0.53)	(0.80)
12/31/2016	24.75	0.18	3.93	4.11	(0.17)	–	(0.17)

Class C
12/31/2020	26.47	0.12	0.40	0.52	(0.11)	–	(0.11)
12/31/2019	22.29	0.09	4.81	4.90	(0.06)	(0.66)	(0.72)
12/31/2018	27.80	(0.03)	(4.16)	(4.19)	– (d)	(1.32)	(1.32)
12/31/2017	26.69	– (d)	1.66	1.66	(0.02)	(0.53)	(0.55)
12/31/2016	23.07	(0.01)	3.63	3.62	– (d)	–	–

Class F
12/31/2020	28.34	0.35	0.46	0.81	(0.39)	–	(0.39)
12/31/2019	23.80	0.34	5.16	5.50	(0.30)	(0.66)	(0.96)
12/31/2018	29.65	0.29	(4.52)	(4.23)	(0.30)	(1.32)	(1.62)
12/31/2017	28.45	0.27	1.77	2.04	(0.31)	(0.53)	(0.84)
12/31/2016	24.55	0.22	3.90	4.12	(0.22)	–	(0.22)

Class F3
12/31/2020	28.46	0.40	0.48	0.88	(0.42)	–	(0.42)
12/31/2019	23.88	0.39	5.18	5.57	(0.33)	(0.66)	(0.99)
12/31/2018	29.74	0.35	(4.55)	(4.20)	(0.34)	(1.32)	(1.66)
4/4/2017 to 12/31/2017(e)	29.19	0.30	1.13	1.43	(0.35)	(0.53)	(0.88)

Class I
12/31/2020	28.33	0.37	0.47	0.84	(0.41)	–	(0.41)
12/31/2019	23.79	0.37	5.16	5.53	(0.33)	(0.66)	(0.99)
12/31/2018	29.66	0.30	(4.52)	(4.22)	(0.33)	(1.32)	(1.65)
12/31/2017	28.47	0.30	1.77	2.07	(0.35)	(0.53)	(0.88)
12/31/2016	24.57	0.24	3.90	4.14	(0.24)	–	(0.24)

Class P
12/31/2020	27.67	0.26	0.43	0.69	(0.29)	–	(0.29)
12/31/2019	23.25	0.23	5.04	5.27	(0.19)	(0.66)	(0.85)
12/31/2018	28.99	0.18	(4.41)	(4.23)	(0.19)	(1.32)	(1.51)
12/31/2017	27.83	0.16	1.74	1.90	(0.21)	(0.53)	(0.74)
12/31/2016	24.02	0.12	3.81	3.93	(0.12)	–	(0.12)

Class R2
12/31/2020	28.16	0.22	0.45	0.67	(0.25)	–	(0.25)
12/31/2019	23.54	0.18	5.10	5.28	– (d)	(0.66)	(0.66)
12/31/2018	29.40	0.15	(4.48)	(4.33)	(0.21)	(1.32)	(1.53)
12/31/2017	28.29	0.15	1.73	1.88	(0.24)	(0.53)	(0.77)
12/31/2016	24.44	0.09	3.86	3.95	(0.10)	–	(0.10)

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(c) (%)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$29.02	2.73	1.02		1.02		1.26		$851,886	63
28.59	22.91	0.98		0.98		1.08		978,197	69
24.01	(14.54)	0.98		0.98		0.85		872,864	47
29.90	7.03	0.95		0.95		0.77		1,091,071	67
28.69	16.61	1.01		1.01		0.69		1,157,503	69

26.88	1.94	1.78		1.78		0.51		33,469	63
26.47	22.04	1.73		1.73		0.36		54,897	69
22.29	(15.20)	1.73		1.73		(0.11)		28,694	47
27.80	6.25	1.69		1.69		–	(d)	142,724	67
26.69	15.70	1.75		1.75		(0.06)		196,441	69

28.76	2.86	0.88		0.88		1.41		120,942	63
28.34	23.14	0.83		0.83		1.25		146,125	69
23.80	(14.38)	0.83		0.83		0.99		96,500	47
29.65	7.20	0.80		0.80		0.91		123,997	67
28.45	16.77	0.86		0.86		0.85		144,220	69

28.92	3.11	0.68		0.68		1.61		21,165	63
28.46	23.36	0.66		0.66		1.42		23,828	69
23.88	(14.25)	0.64		0.64		1.19		19,137	47
29.74	4.94 (f)	0.63	(g)	0.63	(g)	1.35	(g)	21,007	67

28.76	3.00	0.77		0.77		1.46		196,164	63
28.33	23.26	0.73		0.73		1.36		407,723	69
23.79	(14.34)	0.73		0.73		1.04		249,326	47
29.66	7.29	0.70		0.70		1.01		484,925	67
28.47	16.90	0.76		0.76		0.95		687,856	69

28.07	2.51	1.23		1.23		1.06		31,575	63
27.67	22.69	1.19		1.19		0.88		39,511	69
23.25	(14.71)	1.18		1.18		0.63		43,079	47
28.99	6.84	1.15		1.15		0.56		63,371	67
27.83	16.35	1.21		1.21		0.48		73,204	69

28.58	2.37	1.38		1.38		0.91		1,791	63
28.16	22.46	1.33		1.33		0.70		2,510	69
23.54	(14.84)	1.33		1.33		0.51		11,616	47
29.40	6.68	1.29		1.29		0.50		8,068	67
28.29	16.20	1.35		1.35		0.35		1,097	69

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)(b)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
Class R3
12/31/2020	$28.32	$0.25	$0.44	$0.69	$(0.27)	$–	$(0.27)
12/31/2019	23.78	0.23	5.15	5.38	(0.18)	(0.66)	(0.84)
12/31/2018	29.58	0.17	(4.47)	(4.30)	(0.18)	(1.32)	(1.50)
12/31/2017	28.39	0.16	1.75	1.91	(0.19)	(0.53)	(0.72)
12/31/2016	24.51	0.11	3.88	3.99	(0.11)	–	(0.11)

Class R4
12/31/2020	28.50	0.31	0.46	0.77	(0.35)	–	(0.35)
12/31/2019	23.93	0.30	5.19	5.49	(0.26)	(0.66)	(0.92)
12/31/2018	29.79	0.24	(4.54)	(4.30)	(0.24)	(1.32)	(1.56)
12/31/2017	28.59	0.23	1.78	2.01	(0.28)	(0.53)	(0.81)
12/31/2016	24.72	0.37	3.74	4.11	(0.24)	–	(0.24)

Class R5
12/31/2020	28.32	0.38	0.46	0.84	(0.41)	–	(0.41)
12/31/2019	23.79	0.38	5.14	5.52	(0.33)	(0.66)	(0.99)
12/31/2018	29.66	0.34	(4.56)	(4.22)	(0.33)	(1.32)	(1.65)
12/31/2017	28.47	0.31	1.76	2.07	(0.35)	(0.53)	(0.88)
12/31/2016	24.57	0.28	3.86	4.14	(0.24)	–	(0.24)

Class R6
12/31/2020	28.45	0.40	0.48	0.88	(0.42)	–	(0.42)
12/31/2019	23.88	0.39	5.17	5.56	(0.33)	(0.66)	(0.99)
12/31/2018	29.74	0.36	(4.56)	(4.20)	(0.34)	(1.32)	(1.66)
12/31/2017	28.52	0.36	1.74	2.10	(0.35)	(0.53)	(0.88)
12/31/2016	24.58	0.28	3.91	4.19	(0.25)	–	(0.25)

(a)	Calculated using average shares outstanding during the period.
(b)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended December 31, 2020, primarily due to the timing of the sales and repurchases of the Fund’s in relation to fluctuating market values of the Fund’s portfolio.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Amount less than $0.01.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.

18	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return(c) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$28.74	2.46	1.28	1.28	1.01	$20,618	63
28.32	22.65	1.23	1.23	0.84	26,024	69
23.78	(14.66)	1.23	1.23	0.59	20,815	47
29.58	6.76	1.18	1.18	0.53	30,343	67
28.39	16.29	1.25	1.25	0.45	37,228	69

28.92	2.71	1.03	1.03	1.26	17,417	63
28.50	22.96	0.98	0.98	1.09	18,203	69
23.93	(14.54)	0.98	0.98	0.83	12,678	47
29.79	7.04	0.95	0.95	0.78	21,071	67
28.59	16.61	0.97	0.97	1.30	9,430	69

28.75	3.00	0.78	0.78	1.52	3,654	63
28.32	23.22	0.73	0.73	1.38	3,951	69
23.79	(14.33)	0.73	0.73	1.17	424	47
29.66	7.30	0.70	0.70	1.05	100	67
28.47	16.86	0.74	0.74	1.05	69	69

28.91	3.11	0.68	0.68	1.62	16,603	63
28.45	23.32	0.66	0.66	1.42	23,949	69
23.88	(14.25)	0.64	0.64	1.22	16,363	47
29.74	7.40	0.62	0.62	1.21	11,878	67
28.52	17.03	0.63	0.63	1.06	895	69

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Effective June 30, 2020, Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The first conversion of Class C to A Shares under this new policy took place on July 25, 2020 for all Class C shares that were held for more than eight years as of June 30, 2020. Prior to June 30, 2020, Class C shares converted following the tenth anniversary of the month on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation-Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign

Notes to Financial Statements (continued)

securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2017 through December 31, 2020. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses-Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3, and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions-The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement

Notes to Financial Statements (continued)

of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities. The Fund uses foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements-Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity.

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 -	unadjusted quoted prices in active markets for identical investments;

•	Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2020 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2020, the effective management fee was at an annualized rate of .58% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $41,298 of the fund administration fees during the fiscal year ended December 31, 2020.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class C	Class F(1)	Class P	Class R2	Class R3	Class R4
Service	.25%	(2)	.25%	–	.25%	.25%	.25%	.25%
Distribution	–		.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.
(2)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2020:

Distributor Commissions	Dealers’ Concessions
$27,447	$149,750

Distributor received CDSCs of $259 and $1,137 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2020.

Notes to Financial Statements (continued)

Other Related Parties

As of December 31, 2020, the percentages of the Fund’s outstanding shares owned by Lord Abbett Multi-Asset Balanced Opportunity Fund and Lord Abbett Multi-Asset Income Fund, were 9.04% and 2.91%, respectively.

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 was as follows:

	Year Ended 12/31/2020	Year Ended 12/31/2019
Distributions paid from:
Ordinary income	$15,995,234	$15,903,350
Net long-term capital gains	–	39,230,735
Total distributions paid	$15,995,234	$55,134,085

As of December 31, 2020, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$–
Total undistributed earnings	–
Capital Loss Carryforward*	(64,624,476)
Temporary differences	(651,070)
Unrealized gains – net	173,341,783
Total accumulated gains – net	$108,066,237

*	The capital losses will carry forward indefinitely.

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer $6,395 of late-year ordinary losses during the fiscal year ended December 31, 2020.

As of December 31, 2020, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,142,045,657
Gross unrealized gain	202,854,306
Gross unrealized loss	(29,518,073)
Net unrealized security gain	$173,336,233

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2020 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total Distributable Earnings (Loss)	Paid-in Capital
$45,564	$(45,564)

The permanent differences are attributable to certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2020 were as follows:

Purchases	Sales
$785,265,829	$1,172,910,256

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2020.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2020, the Fund engaged in cross-trades purchases of $7,811,201 and sales of $24,204,105 which resulted in net realized losses of $895,963.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$6,041,013	$–	$6,041,013
Total	$6,041,013	$–	$6,041,013

Notes to Financial Statements (continued)

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$6,041,013	$–	$–	$(6,041,013)	$–
Total	$6,041,013	$–	$–	$(6,041,013)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2020.

7.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 5, 2020, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 6, 2020, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended December 31, 2020, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended December 31, 2020, the Fund did not utilize the Facilities.

Notes to Financial Statements (continued)

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to limitations and conditions.

For the fiscal year ended December 31, 2020, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. (the “agent”) for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2020, the Fund did not loan any securities.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing is also subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger,

Notes to Financial Statements (continued)

more established companies. Accordingly, mid-sized company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Because the Fund invests in real estate investment trusts (“REITS”), it may be subject to the risks that impact the value of the underlying properties or mortgages of the REITs in which it invests. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or general economic conditions.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors can affect the Fund’s performance.

Notes to Financial Statements (continued)

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	938,914	$22,705,588	936,724	$25,724,869
Converted from Class C*	254,287	6,267,814	158,454	4,363,468
Reinvestment of distributions	318,637	9,132,149	965,757	27,388,263
Shares reacquired	(6,368,461)	(155,049,584)	(6,862,887)	(188,683,867)
Shares issued in reorganization (See Note 15)	–	–	2,653,151	73,439,211
Decrease	(4,856,623)	$(116,944,033)	(2,148,801)	$(57,768,056)
Class C Shares
Shares sold	101,793	$2,288,686	123,873	$3,133,712
Reinvestment of distributions	5,205	138,184	52,901	1,389,109
Shares reacquired	(659,669)	(14,992,909)	(642,874)	(16,400,668)
Converted to Class A*	(275,784)	(6,267,814)	(171,390)	(4,363,468)
Shares issued in reorganization (See Note 15)	–	–	1,423,606	36,543,958
Increase (decrease)	(828,455)	$(18,833,853)	786,116	$20,302,643
Class F Shares
Shares sold	722,345	$17,810,563	663,952	$18,034,100
Reinvestment of distributions	46,724	1,326,971	141,066	3,965,253
Shares reacquired	(1,720,677)	(41,228,142)	(1,951,692)	(53,205,476)
Shares issued in reorganization (See Note 15)	–	–	2,248,677	61,726,178
Increase (decrease)	(951,608)	$(22,090,608)	1,102,003	$30,520,055
Class F3 Shares
Shares sold	149,462	$3,598,389	123,174	$3,360,990
Reinvestment of distributions	10,689	305,170	28,470	803,694
Shares reacquired	(265,396)	(6,536,035)	(221,134)	(6,047,901)
Shares issued in reorganization (See Note 15)	–	$–	105,423	$2,905,469
Increase (decrease)	(105,245)	$(2,632,476)	35,933	$1,022,252
Class I Shares
Shares sold	401,146	$9,137,319	751,057	$20,106,226
Reinvestment of distributions	97,906	2,780,540	496,921	13,963,152
Shares reacquired	(8,068,500)	(217,958,497)	(13,732,966)	(373,518,951)
Shares issued in reorganization (See Note 15)	–	–	16,396,802	450,092,202
Increase (decrease)	(7,569,448)	$(206,040,638)	3,911,814	$110,642,629
Class P Shares
Shares sold	84,953	$2,004,866	78,920	$2,077,072
Reinvestment of distributions	11,835	328,078	43,641	1,197,459
Shares reacquired	(400,034)	(9,739,637)	(547,579)	(14,463,081)
Decrease	(303,246)	$(7,406,693)	(425,018)	$(11,188,550)

Notes to Financial Statements (continued)

	Year Ended December 31, 2020		Year Ended December 31, 2019
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	20,721	$465,134	47,671	$1,269,340
Reinvestment of distributions	387	10,934	1,240	34,645
Shares reacquired	(47,559)	(1,124,015)	(495,159)	(13,215,618)
Shares issued in reorganization (See Note 15)	–	–	41,830	1,134,851
Decrease	(26,451)	$(647,947)	(404,418)	$(10,776,782)
Class R3 Shares
Shares sold	107,344	$2,611,892	122,531	$3,357,654
Reinvestment of distributions	6,855	194,607	26,728	750,772
Shares reacquired	(315,801)	(7,803,152)	(313,683)	(8,451,604)
Shares issued in reorganization (See Note 15)	–	–	208,132	5,706,973
Increase (decrease)	(201,602)	$(4,996,653)	43,708	$1,363,795
Class R4 Shares
Shares sold	167,232	$3,935,981	136,937	$3,769,522
Reinvestment of distributions	5,912	168,854	15,393	435,003
Shares reacquired	(209,701)	(5,240,333)	(195,223)	(5,329,378)
Shares issued in reorganization (See Note 15)	–	–	151,870	4,191,624
Increase (decrease)	(36,557)	$(1,135,498)	108,977	$3,066,771
Class R5 Shares
Shares sold	34,203	$882,989	34,279	$938,042
Reinvestment of distributions	632	17,954	1,820	51,135
Shares reacquired	(47,256)	(1,204,760)	(66,912)	(1,829,829)
Shares issued in reorganization (See Note 15)	–	–	152,480	4,184,055
Increase (decrease)	(12,421)	$(303,817)	121,667	$3,343,403
Class R6 Shares
Shares sold	114,323	$2,770,500	183,016	$5,021,340
Reinvestment of distributions	4,561	130,229	17,756	501,066
Shares reacquired	(386,244)	(9,547,648)	(292,687)	(8,025,946)
Shares issued in reorganization (See Note 15)	–	–	248,291	6,840,424
Increase (decrease)	(267,360)	$(6,646,919)	156,376	$4,336,884

*	Effective June 30, 2020, automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020 conversion occurred following the tenth anniversary of the day on which the purchase was accepted.

15.	REORGANIZATION

As of the close of business on February 22, 2019, Mid Cap Stock Fund acquired the net assets of Lord Abbett Calibrated Mid Cap Value Fund, (“Calibrated Mid Cap Value Fund”) pursuant to a plan of reorganization approved by Calibrated Mid Cap Value Fund’s shareholders on February 8, 2019. The reorganization permitted Calibrated Mid Cap Value Fund shareholders to pursue a substantially similar investment goal, but as a part of a larger fund with a lower expense ratio. The acquisition was accomplished by a tax-free exchange whereby holders of shares of Calibrated Mid Cap Value

Notes to Financial Statements (concluded)

Fund outstanding on February 22, 2019 received shares valued at $646,764,945 of Mid Cap Stock Fund. Calibrated Mid Cap Value Fund’s net assets at the date of acquisition, including $8,845,860 of net unrealized appreciation, $(4,704,349) of undistributed net investment loss and $(33,066,869) of accumulated net realized losses, were combined with those of Mid Cap Stock Fund. The cost basis of securities received from Calibrated Mid Cap Value Fund was carried forward.

The total net assets of Calibrated Mid Cap Value Fund immediately before the transfer were $646,764,945. Total net assets of Mid Cap Stock Fund immediately before the transfer were $1,546,274,568. Total net assets of Mid Cap Stock Fund immediately after the transfer were $2,193,039,513.

The following table illustrates share conversion ratios and dollar amounts of the reorganization on February 22, 2019:

Class	Calibrated Mid Cap Value Fund Shares	Conversion Ratio	Mid Cap Stock Fund Shares	Mid Cap Stock Fund Amount
A	3,790,511	0.699946	2,653,151	$73,439,211
C	1,925,263	0.739435	1,423,606	36,543,958
F	3,177,195	0.707756	2,248,677	61,726,178
F3	149,545	0.704960	105,423	2,905,469
I	23,175,414	0.707508	16,396,802	450,092,202
R2	58,294	0.717575	41,830	1,134,851
R3	294,160	0.707546	208,132	5,706,973
R4	217,154	0.699366	151,870	4,191,624
R5	215,468	0.707668	152,480	4,184,055
R6	352,058	0.705256	248,291	6,840,424

Had the acquisition been completed on January 1, 2019, the beginning of Mid Cap Stock Fund’s 2019 fiscal year, the Fund’s condensed pro-forma results of operations for the fiscal year ended December 31, 2019 would be as follows:

Net investment income:	$31,758,209
Net realized and unrealized gain:	$256,519,295
Net increase in net assets resulting from operations:	$288,277,504

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. Revenue and earnings of Calibrated Mid Cap Value Fund’s portfolio holdings have been included in Mid Cap Stock Fund’s Statement of Operations since the date of acquisition.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Mid Cap Stock Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’sFund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 26, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 60 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer in 2020 and Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Fund or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; and (8) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended June 30, 2020. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period, but below the median of the performance peer group for the three-, five-, and ten-year periods. The Board took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord

Approval of Advisory Contract (continued)

Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the management fees paid by, and expense level of, the Fund were reasonable in light of all of the factors it considered and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Funds. The Board also considered the Fund’s existing management fee schedule, with its breakpoints in the level of the management fee. The Board concluded that no action was required with respect to economies of scale.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than

Approval of Advisory Contract (concluded)

investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

100% of the ordinary income distributions paid by the Fund during the year ended December 31, 2020 is qualified dividend income. For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividend received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Mid Cap Stock Fund, Inc.	LAMCVF-2 (2/21)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2020 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4: Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2020 and 2019 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2020	2019
Audit Fees {a}	$41,000	$41,300
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	41,000	41,300

Tax Fees {b}	5,092	5,051
All Other Fees	- 0 -	- 0 -

Total Fees	$46,092	$46,351

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2020 and 2019 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees {a}	$214,142	$215,383

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2020 and 2019 were:

	Fiscal year ended:
	2020	2019
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not Applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MID CAP STOCK FUND, INC.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 26, 2021

By:	/s/Vito A. Fronda
Vito A. Fronda
Chief Financial Officer and Treasurer

Date: February 26, 2021